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Exhibit 99.2

Supplemental Financial Information
For the three and nine months ended September 30, 2012

 The Macerich Company

Supplemental Financial and Operating Information

Table of Contents

        All information included in this supplemental financial package is unaudited, unless otherwise indicated.

Page No.

Corporate Overview	1-3
Overview	1
Capital information and market capitalization	2
Changes in total common and equivalent shares/units	3
Financial Data	4-5
Supplemental FFO information	4
Capital expenditures	5
Operational Data	6-13
Sales per square foot	6
Occupancy	7
Average base rent per square foot	8
Cost of occupancy	9
Property Listing	10-13
Balance Sheet Information	14-17
Consolidated Balance Sheets of the Company as of September 30, 2012 and December 31, 2011 (unaudited)	14
Debt summary	15
Outstanding debt by maturity date	16-17

        This Supplemental Financial Information should be read in connection with the Company's third quarter 2012 earnings announcement (included as Exhibit 99.1 of the Company's Current Report on 8-K, event date October 31, 2012) as certain disclosures, definitions and reconciliations in such announcement have not been included in this Supplemental Financial Information.

 The Macerich Company

Supplemental Financial and Operating Information

Overview

        The Macerich Company (the "Company") is involved in the acquisition, ownership, development, redevelopment, management and leasing of regional and community shopping centers located throughout the United States. The Company is the sole general partner of, and owns a majority of the ownership interests in, The Macerich Partnership, L.P., a Delaware limited partnership (the "Operating Partnership").

        As of September 30, 2012, the Operating Partnership owned or had an ownership interest in 59 regional shopping centers and ten community shopping centers aggregating approximately 62 million square feet of gross leasable area ("GLA"). These 69 centers are referred to hereinafter as the "Centers", unless the context requires otherwise.

        On December 31, 2011, the Company and its joint venture partner reached an agreement for the distribution and conveyance of interests in SDG Macerich Properties, L.P., a Delaware limited partnership ("SDG Macerich") that owned 11 regional malls in a 50/50 partnership. Six of the eleven assets were distributed to the Company on December 31, 2011. The Company received 100% ownership of Eastland Mall in Evansville, Indiana, Lake Square Mall in Leesburg, Florida, NorthPark Mall in Davenport, Iowa, SouthPark Mall in Moline, Illinois, Southridge Mall in Des Moines, Iowa, and Valley Mall in Harrisonburg, Virginia (collectively referred to herein as the "SDG Acquisition Properties").

        On May 31, 2012, the Company conveyed Prescott Gateway to the mortgage note lender by a deed-in-lieu of foreclosure. The mortgage loan was non-recourse.

        On July 15, 2010, a court-appointed receiver assumed operational control of Valley View Center and responsibility for managing all aspects of the property. Valley View Center was sold by the receiver on April 23, 2012, and the related non-recourse mortgage loan obligation was fully extinguished on that date. Valley View Center has been excluded from certain Non-GAAP operating measures in 2010, 2011 and 2012 as indicated in this document.

        The Company is a self-administered and self-managed real estate investment trust ("REIT") and conducts all of its operations through the Operating Partnership and the Company's management companies (collectively, the "Management Companies").

        All references to the Company in this Exhibit include the Company, those entities owned or controlled by the Company and predecessors of the Company, unless the context indicates otherwise.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Information and Market Capitalization

	Period Ended
	9/30/2012	12/31/2011	12/31/2010
	dollars in thousands, except per share data
Closing common stock price per share	$57.23	$50.60	$47.37
52 week high	$62.83	$56.50	$49.86
52 week low	$38.64	$38.64	$29.30
Shares outstanding at end of period
Class A non-participating convertible preferred units	184,304	208,640	208,640
Common shares and partnership units	147,048,159	143,178,521	142,048,985

Total common and equivalent shares/units outstanding	147,232,463	143,387,161	142,257,625

Portfolio capitalization data
Total portfolio debt, including joint ventures at pro rata	$5,234,713	$5,903,805	$5,854,780
Equity market capitalization	8,426,114	7,255,390	6,738,744

Total market capitalization	$13,660,827	$13,159,195	$12,593,524

Leverage ratio(a)	38.3%	44.9%	46.5%

(a)
Debt as a percentage of market capitalization.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Changes in Total Common and Equivalent Shares/Units

	Partnership Units	Company Common Shares	Class A Non-Participating Convertible Preferred Units	Total Common and Equivalent Shares/ Units
Balance as of December 31, 2011	11,025,077	132,153,444	208,640	143,387,161

Conversion of partnership units to cash	(195)	—	—	(195)
Conversion of partnership units to common shares	(23,351)	23,351	—	0
Issuance of stock/partnership units from restricted stock issuance or other share- or unit-based plans	285,000	549,562	—	834,562

Balance as of March 31, 2012	11,286,531	132,726,357	208,640	144,221,528

Conversion of partnership units to cash	(82)	—	—	(82)
Conversion of partnership units to common shares	(516,025)	540,791	(24,336)	430
Issuance of stock/partnership units from restricted stock issuance or other share- or unit-based plans	—	16,596	—	16,596

Balance as of June 30, 2012	10,770,424	133,283,744	184,304	144,238,472

Conversion of partnership units to cash	(959)	—	—	(959)
Conversion of partnership units to common shares	(16,398)	16,398	—	0
Common stock issued through ATM(a)	—	2,961,903	—	2,961,903
Issuance of stock/partnership units from restricted stock issuance or other share- or unit-based plans	20,000	13,047	—	33,047

Balance as of September 30, 2012	10,773,067	136,275,092	184,304	147,232,463

(a)
During the third quarter of 2012, the Company issued 2,961,903 shares of common stock under its at-the-market ("ATM") program, in exchange for net proceeds of approximately $176.1 million.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Supplemental Funds from Operations ("FFO") Information(a)

	As of September 30,
	2012	2011
	dollars in millions
Straight line rent receivable	$66.4	$75.7

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2012	2011	2012	2011
	dollars in millions
Lease termination fees	$1.5	$4.8	$5.6	$9.4
Straight line rental income	$2.1	$2.8	$5.3	$4.5
Gain on sales of undepreciated assets	$—	$0.0	$—	$2.3
Amortization of acquired above- and below-market leases	$1.2	$3.1	$6.8	$8.7
Amortization of debt (discounts)/premiums	$0.4	$(2.0)	$(0.3)	$(6.2)
Interest capitalized	$3.7	$4.3	$11.2	$13.2

(a)
All joint venture amounts included at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Expenditures

	For the Nine Months Ended 9/30/12	For the Nine Months Ended 9/30/11	Year Ended 12/31/11	Year Ended 12/31/10
	dollars in millions
Consolidated Centers(a)
Acquisitions of property and equipment	$86.4	$295.0	$314.6	$12.9
Development, redevelopment, expansions and renovations of Centers	101.6	73.5	88.8	214.8
Tenant allowances	12.6	15.2	19.4	22.0
Deferred leasing charges	17.6	22.9	29.3	24.5

Total	$218.2	$406.6	$452.1	$274.2

Unconsolidated Joint Venture Centers(a)
Acquisitions of property and equipment	$3.1	$139.1	$143.4	$6.1
Development, redevelopment, expansions and renovations of Centers	54.3	27.4	37.7	42.3
Tenant allowances	4.8	5.5	8.4	8.1
Deferred leasing charges	3.4	4.1	4.9	4.7

Total	$65.6	$176.1	$194.4	$61.2

(a)
All joint venture amounts at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Sales Per Square Foot(a)

	Consolidated Centers(b)(c)	Unconsolidated Joint Venture Centers(b)	Total Centers(c)
09/30/2012	$444	$616	$511
09/30/2011	$422	$510	$467
12/31/2011	$417	$597	$489
12/31/2010(d)	$392	$468	$433

(a)
Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under for regional shopping centers. Sales per square foot exclude Centers under development and redevelopment.

(b)
The SDG Acquisition Properties are included in Consolidated Centers at September 30, 2012 and December 31, 2011. These Centers are included in Unconsolidated Joint Venture Centers at September 30, 2011 and December 31, 2010.

(c)
The sales per square foot for all periods above exclude Valley View Center.

(d)
The sales per square foot for Year 2010 exclude Santa Monica Place which opened in August 2010.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Occupancy(a)

All Centers: Period Ended	Consolidated Centers(b)(c)	Unconsolidated Joint Venture Centers(b)	Total Centers
09/30/2012	92.8%	93.3%	93.0%
09/30/2011	92.9%	91.0%	91.9%
12/31/2011	92.8%	92.3%	92.6%
12/31/2010	93.5%	92.3%	92.9%

(a)
Occupancy is the percentage of Mall and Freestanding GLA leased as of the last day of the reporting period. Occupancy excludes Centers under development and redevelopment.

(b)
The SDG Acquisition Properties are included in Consolidated Centers at September 30, 2012 and December 31, 2011. These Centers are included in Unconsolidated Joint Venture Centers at September 30, 2011 and December 31, 2010.

(c)
Occupancy of Valley View Center is excluded for all periods above.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Average Base Rent Per Square Foot(a)

	Average Base Rent PSF(b)	Average Base Rent PSF on Leases Executed during the trailing twelve months ended(c)	Average Base Rent PSF on Leases Expiring(d)
Consolidated Centers
09/30/2012(e)(f)	$39.43	$43.79	$37.08
09/30/2011(e)(f)	$39.62	$37.85	$36.09
12/31/2011(e)(f)	$38.80	$38.35	$35.84
12/31/2010(e)(f)	$37.93	$34.99	$37.02
Unconsolidated Joint Venture Centers
09/30/2012(e)	$54.43	$56.60	$47.42
09/30/2011(e)	$47.97	$47.84	$38.83
12/31/2011(e)	$53.72	$50.00	$38.98
12/31/2010(e)	$46.16	$48.90	$38.39

(a)
Average base rent per square foot is based on spaces 10,000 square feet and under. Centers under development and redevelopment are excluded.

(b)
Average base rent per square foot gives effect to the terms of each lease in effect, as of the applicable date, including any concessions, abatements and other adjustments or allowances that have been granted to the tenants.

(c)
The average base rent per square foot on leases executed during the period represents the actual rent to be paid during the first twelve months.

(d)
The average base rent per square foot on leases expiring during the period represents the final year minimum rent on a cash basis.

(e)
The SDG Acquisition Properties are included in Consolidated Centers at September 30, 2012 and December 31, 2011. These Centers are included in Unconsolidated Joint Venture Centers at September 30, 2011 and December 31, 2010.

(f)
The leases for Valley View Center are excluded for all periods above.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Cost of Occupancy

	For Years Ended December 31,
	2011(a)(b)	2010(b)
Consolidated Centers
Minimum rents	8.2%	8.6%
Percentage rents	0.5%	0.4%
Expense recoveries(c)	4.1%	4.4%

Total	12.8%	13.4%

	For Years Ended December 31,
	2011	2010(a)
Unconsolidated Joint Venture Centers
Minimum rents	9.1%	9.1%
Percentage rents	0.4%	0.4%
Expense recoveries(c)	3.9%	4.0%

Total	13.4%	13.5%

(a)
The SDG Acquisition Properties are included as Consolidated Centers for the year ended December 31, 2011. These Centers are included with Unconsolidated Joint Venture Centers for the year ended December 31, 2010.

(b)
The cost of occupancy excludes Valley View Center in all periods above.

(c)
Represents real estate tax and common area maintenance charges.

The Macerich Company

Property Listing

September 30, 2012

The following table sets forth certain information regarding the Centers and other locations that are wholly owned or partly owned by the Company.

Company's Ownership(1)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(2)
CONSOLIDATED CENTERS(3)
100%	Capitola Mall(4) Capitola, California	1977/1995	1988	586,000
50.1%	Chandler Fashion Center Chandler, Arizona	2001/2002	—	1,320,000
100%	Chesterfield Towne Center Richmond, Virginia	1975/1994	2000	1,016,000
100%	Danbury Fair Mall Danbury, Connecticut	1986/2005	2010	1,288,000
100%	Deptford Mall Deptford, New Jersey	1975/2006	1990	1,040,000
100%	Desert Sky Mall Phoenix, Arizona	1981/2002	2007	893,000
100%	Eastland Mall(4) Evansville, Indiana	1978/1998	1996	1,041,000
100%	Fashion Outlets of Niagara Falls USA Niagara Falls, New York	1982/2011	2009	530,000
100%	Fiesta Mall Mesa, Arizona	1979/2004	2009	933,000
100%	Flagstaff Mall Flagstaff, Arizona	1979/2002	2007	347,000
50.1%	Freehold Raceway Mall Freehold, New Jersey	1990/2005	2007	1,674,000
100%	Fresno Fashion Fair Fresno, California	1970/1996	2006	962,000
100%	Great Northern Mall Clay, New York	1988/2005	—	894,000
100%	Green Tree Mall Clarksville, Indiana	1968/1975	2005	794,000
100%	La Cumbre Plaza(4) Santa Barbara, California	1967/2004	1989	494,000
100%	Lake Square Mall Leesburg, Florida	1980/1998	1995	559,000
100%	Northgate Mall San Rafael, California	1964/1986	2010	721,000
100%	NorthPark Mall Davenport, Iowa	1973/1998	2001	1,071,000
100%	Northridge Mall Salinas, California	1972/2003	1994	890,000
100%	Oaks, The Thousand Oaks, California	1978/2002	2009	1,135,000
100%	Pacific View Ventura, California	1965/1996	2001	1,017,000
100%	Paradise Valley Mall Phoenix, Arizona	1979/2002	2009	1,146,000
100%	Rimrock Mall Billings, Montana	1978/1996	1999	602,000

The Macerich Company

Property Listing

September 30, 2012

Company's Ownership(1)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(2)
100%	Rotterdam Square Schenectady, New York	1980/2005	1990	585,000
100%	Salisbury, Centre at Salisbury, Maryland	1990/1995	2005	861,000
100%	Santa Monica Place Santa Monica, California	1980/1999	2010	475,000
84.9%	SanTan Village Regional Center Gilbert, Arizona	2007/—	2009	990,000
100%	Somersville Towne Center Antioch, California	1966/1986	2004	348,000
100%	SouthPark Mall Moline, Illinois	1974/1998	1990	1,014,000
100%	South Plains Mall Lubbock, Texas	1972/1998	1995	1,131,000
100%	South Towne Center Sandy, Utah	1987/1997	1997	1,275,000
100%	Towne Mall Elizabethtown, Kentucky	1985/2005	1989	352,000
100%	Twenty Ninth Street(4) Boulder, Colorado	1963/1979	2007	837,000
100%	Valley Mall Harrisonburg, Virginia	1978/1998	1992	504,000
100%	Valley River Center Eugene, Oregon	1969/2006	2007	903,000
100%	Victor Valley, Mall of Victorville, California	1986/2004	2006	530,000
100%	Vintage Faire Mall Modesto, California	1977/1996	2008	1,127,000
100%	Westside Pavilion Los Angeles, California	1985/1998	2007	754,000
100%	Wilton Mall Saratoga Springs, New York	1990/2005	1998	736,000

	Total Consolidated Centers			33,375,000

UNCONSOLIDATED JOINT VENTURE CENTERS (VARIOUS PARTNERS)(5):
66.7%	Arrowhead Towne Center Glendale, Arizona	1993/2002	2004	1,196,000
50%	Biltmore Fashion Park Phoenix, Arizona	1963/2003	2006	531,000
50%	Broadway Plaza(4) Walnut Creek, California	1951/1985	1994	775,000
51%	Cascade Mall Burlington, Washington	1989/1999	1998	594,000
50.1%	Corte Madera, Village at Corte Madera, California	1985/1998	2005	440,000
25%	FlatIron Crossing(6) Broomfield, Colorado	2000/2002	2009	1,481,000
50%	Inland Center(4) San Bernardino, California	1966/2004	2004	933,000
50%	Kierland Commons Scottsdale, Arizona	1999/2005	2003	433,000

The Macerich Company

Property Listing

September 30, 2012

Company's Ownership(1)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(2)
51%	Kitsap Mall Silverdale, Washington	1985/1999	1997	846,000
51%	Lakewood Center Lakewood, California	1953/1975	2008	2,077,000
51%	Los Cerritos Center Cerritos, California	1971/1999	2010	1,304,000
50%	North Bridge, The Shops at(4) Chicago, Illinois	1998/2008	—	679,000
51%	Queens Center(4) Queens, New York	1973/1995	2004	968,000
50%	Ridgmar Fort Worth, Texas	1976/2005	2000	1,273,000
50%	Scottsdale Fashion Square Scottsdale, Arizona	1961/2002	2009	1,800,000
51%	Stonewood Center(4) Downey, California	1953/1997	1991	929,000
66.7%	Superstition Springs Center(4) Mesa, Arizona	1990/2002	2002	1,205,000
50%	Tysons Corner Center(4) McLean, Virginia	1968/2005	2005	1,985,000
51%	Washington Square Portland, Oregon	1974/1999	2005	1,454,000
19%	West Acres Fargo, North Dakota	1972/1986	2001	977,000

	Total Unconsolidated Joint Venture Centers (Various Partners)			21,880,000

	Total Regional Shopping Centers			55,255,000

COMMUNITY / POWER CENTERS:
50%	Boulevard Shops(5) Chandler, Arizona	2001/2002	2004	185,000
75%	Camelback Colonnade(5) Phoenix, Arizona	1961/2002	1994	619,000
39.7%	Estrella Falls, The Market at(5) Goodyear, Arizona	2009/—	2009	238,000
100%	Flagstaff Mall, The Marketplace at(3)(4) Flagstaff, Arizona	2007/—	—	268,000
100%	Panorama Mall(3) Panorama, California	1955/1979	2005	313,000
51.3%	Promenade at Casa Grande(3) Casa Grande, Arizona	2007/—	2009	934,000
51%	Redmond Town Center(4)(5) Redmond, Washington	1997/1999	2004	695,000
100%	Tucson La Encantada(3) Tucson, Arizona	2002/2002	2005	242,000

	Total Community / Power Centers			3,494,000

	Total before Centers under redevelopment and other assets			58,749,000

The Macerich Company

Property Listing

September 30, 2012

Company's Ownership(1)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(2)
COMMUNITY / POWER CENTERS UNDER REDEVELOPMENT:
50%	Atlas Park, The Shops at(5) Queens, New York	2006/2011	—	376,000
100%	SouthRidge Mall(3) Des Moines, Iowa	1975/1998	1998	775,000

	Total Centers under Redevelopment			1,151,000

OTHER ASSETS:
100%	Various(3)(7)			1,078,000
100%	500 North Michigan Avenue(3) Chicago, Illinois			326,000
100%	Paradise Village Ground Leases(3) Phoenix, Arizona			58,000
100%	Paradise Village Office Park II(3) Phoenix, Arizona			46,000
51%	Redmond Town Center-Office(5) Redmond, Washington			582,000
50%	Scottsdale Fashion Square-Office(5) Scottsdale, Arizona			123,000
50%	Tysons Corner Center-Office(4)(5) McLean, Virginia			163,000
30%	Wilshire Boulevard(5) Santa Monica, California			40,000

	Total Other Assets			2,416,000

	Grand Total at September 30, 2012			62,316,000

(1)
The Company's ownership interest in this table reflects its legal ownership interest but may not reflect its economic interest since each joint venture has various agreements regarding cash flow, profits and losses, allocations, capital requirements, priorities on liquidation or sale and other matters.

(2)
Includes GLA attributable to Anchors (whether owned or non-owned) and Mall and Freestanding Stores as of September 30, 2012.

(3)
Included in Consolidated Centers.

(4)
Portions of the land on which the Center is situated are subject to one or more long-term ground leases. With respect to 56 Centers, the underlying land controlled by the Company is owned in fee entirely by the Company, or, in the case of jointly-owned Centers, by the joint venture property partnership or limited liability company.

(5)
Included in Unconsolidated Joint Venture Centers.

(6)
On October 3, 2012, the Company acquired the remaining 75% interest in FlatIron Crossing. As a result, FlatIron Crossing will be included in Consolidated Centers effective October 3, 2012.

(7)
The Company owns a portfolio of 14 stores located at shopping centers not owned by the Company. Of these 14 stores, four have been leased to Forever 21, one has been leased to Kohl's, one has been leased to Burlington Coat Factory, one has been leased to Cabela's, two have been leased for non-Anchor usage and the remaining four locations are vacant. The Company is currently seeking replacement tenants for these vacant sites. With respect to nine of the 14 stores, the underlying land is owned in fee entirely by the Company. With respect to the remaining five stores, the underlying land is owned by third parties and leased to the Company pursuant to long-term building or ground leases.

 The Macerich Company

Supplemental Financial and Operating Information

Consolidated Balance Sheets (unaudited)

(Dollars in thousands, except share data)

	September 30, 2012	December 31, 2011
ASSETS:
Property, net(a)	$5,942,141	$6,079,043
Cash and cash equivalents(b)	76,553	67,248
Restricted cash	61,743	68,628
Marketable securities	24,209	24,833
Tenant and other receivables, net	108,329	109,092
Deferred charges and other assets, net	359,228	483,763
Loans to unconsolidated joint ventures	3,334	3,995
Due from affiliates	7,595	3,387
Investments in unconsolidated joint ventures	1,026,724	1,098,560

Total assets	$7,609,856	$7,938,549

LIABILITIES AND EQUITY:
Mortgage notes payable:
Related parties	$275,871	$279,430
Others	3,109,402	3,049,008

Total	3,385,273	3,328,438
Bank and other notes payable	404,239	877,636
Accounts payable and accrued expenses	74,754	72,870
Other accrued liabilities	278,198	299,098
Distributions in excess of investments in unconsolidated joint ventures	86,666	70,685
Co-venture obligation	95,018	125,171

Total liabilities	4,324,148	4,773,898

Commitments and contingencies
Equity:
Stockholders' equity:
Common stock, $0.01 par value, 250,000,000 shares authorized, 136,275,092 and 132,153,444 shares issued and outstanding at September 30, 2012 and December 31, 2011, respectively	1,363	1,321
Additional paid-in capital	3,671,351	3,490,647
Accumulated deficit	(734,684)	(678,631)

Total stockholders' equity	2,938,030	2,813,337

Noncontrolling interests	347,678	351,314

Total equity	3,285,708	3,164,651

Total liabilities and equity	$7,609,856	$7,938,549

(a)
Includes consolidated construction in process of $385,619 at September 30, 2012 and $209,732 at December 31, 2011. Does not include pro rata share of unconsolidated joint venture construction in process of $80,983 at September 30, 2012 and $61,407 at December 31, 2011.

(b)
Does not include pro rata share of unconsolidated joint venture cash of $41,613 at September 30, 2012 and $61,728 at December 31, 2011.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Debt Summary (at Company's pro rata share)

	As of September 30, 2012
	Fixed Rate	Floating Rate	Total
	dollars in thousands
Consolidated debt	$2,459,329	$1,056,949	$3,516,278
Unconsolidated debt	1,540,103	178,332	1,718,435

Total debt	$3,999,432	$1,235,281	$5,234,713
Weighted average interest rate	5.40%	3.20%	4.89%
Weighted average maturity (years)			4.2

 The Macerich Company

Supplemental Financial and Operating Information (Unaudited)

Outstanding Debt by Maturity Date

	As of September 30, 2012
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate(a)	Fixed	Floating	Total Debt Balance(a)
I. Consolidated Assets:
Towne Mall(b)	11/01/12	4.99%	$12,376	$—	$12,376
Deptford Mall(c)	01/15/13	5.41%	172,500	—	172,500
Greeley—Defeasance	09/01/13	6.34%	24,239	—	24,239
Great Northern Mall	12/01/13	5.19%	36,617	—	36,617
Fiesta Mall	01/01/15	4.98%	84,000	—	84,000
South Plains Mall	04/11/15	6.56%	101,710	—	101,710
Fresno Fashion Fair	08/01/15	6.76%	161,783	—	161,783
Flagstaff Mall	11/01/15	5.03%	37,000	—	37,000
South Towne Center	11/05/15	6.39%	85,574	—	85,574
Valley River Center	02/01/16	5.59%	120,000	—	120,000
Salisbury, Center at	05/01/16	5.83%	115,000	—	115,000
Eastland Mall	06/01/16	5.79%	168,000	—	168,000
Valley Mall	06/01/16	5.85%	43,070	—	43,070
Deptford Mall	06/01/16	6.46%	14,860	—	14,860
Freehold Raceway Mall(d)	01/01/18	4.20%	116,683	—	116,683
Chandler Fashion Center(d)	07/01/19	3.77%	100,200	—	100,200
Danbury Fair Mall	10/01/20	5.53%	240,951	—	240,951
Fashion Outlets of Niagara Falls USA	10/06/20	4.89%	127,212	—	127,212
Tucson La Encantada	03/01/22	4.23%	74,505	—	74,505
Pacific View	04/01/22	4.08%	138,985	—	138,985
Oaks, The	06/05/22	4.14%	219,064	—	219,064
Chesterfield Towne Center	10/01/22	4.80%	110,000	—	110,000
Westside Pavilion	10/01/22	4.49%	155,000	—	155,000

Total Fixed Rate Debt for Consolidated Assets		5.18%	$2,459,329	$—	$2,459,329

Victor Valley, Mall of(e)	05/06/13	2.08%	$—	$93,700	$93,700
SanTan Village Regional Center(f)	06/13/13	2.63%	—	117,222	117,222
Wilton Mall	08/01/13	1.23%	—	40,000	40,000
Promenade at Casa Grande(g)	12/30/13	5.21%	—	38,277	38,277
Paradise Valley Mall(h)	08/31/14	6.30%	—	81,750	81,750
Vintage Faire Mall	04/27/15	3.52%	—	135,000	135,000
Twenty Ninth Street	01/18/16	3.07%	—	107,000	107,000
The Macerich Partnership L.P.—Line of Credit(h)	05/02/16	2.76%	—	255,000	255,000
Northgate Mall(h)	03/01/17	3.11%	—	64,000	64,000
The Macerich Partnership L.P.—Term Loan	12/08/18	2.57%	—	125,000	125,000

Total Floating Rate Debt for Consolidated Assets		3.12%	$—	$1,056,949	$1,056,949

Total Debt for Consolidated Assets		4.56%	$2,459,329	$1,056,949	$3,516,278

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Outstanding Debt by Maturity Date

	As of September 30, 2012
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate(a)	Fixed	Floating	Total Debt Balance(a)
II. Unconsolidated Assets (At Company's pro rata share):
Kierland Greenway (50%)	01/01/13	6.02%	28,123	—	28,123
Kierland Main Street (50%)	01/02/13	4.99%	7,191	—	7,191
Queens Center (51%)(i)	03/01/13	7.30%	162,867	—	162,867
Scottsdale Fashion Square (50%)	07/08/13	5.66%	275,000	—	275,000
FlatIron Crossing (25%)(j)	12/01/13	5.26%	42,356	—	42,356
Tysons Corner Center (50%)	02/17/14	4.78%	152,698	—	152,698
Redmond Office (51%)	05/15/14	7.52%	29,034	—	29,034
Biltmore Fashion Park (50%)	10/01/14	8.25%	29,327	—	29,327
Lakewood Center (51%)	06/01/15	5.43%	127,500	—	127,500
Broadway Plaza (50%)	08/15/15	6.12%	70,943	—	70,943
Camelback Colonnade (75%)	10/12/15	4.82%	35,250	—	35,250
Washington Square (51%)	01/01/16	6.04%	121,270	—	121,270
North Bridge, The Shops at (50%)	06/15/16	7.52%	99,152	—	99,152
West Acres (19%)	10/01/16	6.41%	11,750	—	11,750
Corte Madera, The Village at (50.1%)	11/01/16	7.27%	38,893	—	38,893
Stonewood Center (51%)	11/01/17	4.67%	55,879	—	55,879
Los Cerritos Center (51%)	07/01/18	4.50%	100,201	—	100,201
Arrowhead Towne Center (66.7%)	10/05/18	4.30%	150,968	—	150,968
Wilshire Building (30%)	01/01/33	6.35%	1,701	—	1,701

Total Fixed Rate Debt for Unconsolidated Assets		5.76%	$1,540,103	$—	$1,540,103

Pacific Premier Retail Trust (51%)(h)	11/03/13	5.01%	$—	$58,650	$58,650
Boulevard Shops (50%)	12/16/13	3.30%	—	10,377	10,377
Market at Estrella Falls (39.7%)	06/01/15	3.18%	—	13,305	13,305
Inland Center (50%)	04/01/16	3.48%	—	25,000	25,000
Superstition Springs Center (66.7%)	10/28/16	2.83%	—	45,000	45,000
Ridgmar (50%)	04/11/17	2.98%	—	26,000	26,000

Total Floating Rate Debt for Unconsolidated Assets		3.71%	$—	$178,332	$178,332

Total Debt for Unconsolidated Assets		5.55%	$1,540,103	$178,332	$1,718,435

Total Debt		4.89%	$3,999,432	$1,235,281	$5,234,713

Percentage to Total			76.40%	23.60%	100.00%

(a)
The debt balances include the unamortized debt premiums/discounts. Debt premiums/discounts represent the excess of the fair value of debt over the principal value of debt assumed in various acquisitions and are amortized into interest expense over the remaining term of the related debt in a manner that approximates the effective interest method. The annual interest rate in the above table represents the effective interest rate, including the debt premiums/discounts and loan financing costs.

(b)
On October 25, 2012, the Company refinanced the loan on Towne Mall with a $23.4 million loan bearing a fixed interest rate of 4.385% with a maturity date of November 1, 2022.

(c)
The Company has committed to a $205 million refinancing of Deptford Mall, at an expected fixed interest rate of approximately 3.75%.

(d)
Freehold Raceway Mall and Chandler Fashion Center are owned by a consolidated joint venture. The above debt balances represent the Company's pro rata share of 50.1%.

(e)
On October 5, 2012, the Company modified the loan on Victor Valley Mall. The new principal balance is $90 million, bearing a floating interest rate of LIBOR plus 1.60% thorugh May 6, 2013, increasing to LIBOR plus 2.25% thereafter through the maturity date of November 6, 2014.

(f)
SanTan Village Regional Center is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 84.9%.

(g)
Promenade at Casa Grande is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 51.3%.

(h)
The maturity date assumes that all such extension options are fully exercised and that the Company and/or its affiliates do not opt to refinance the debt prior to these dates.

(i)
The Company's joint venture has entered into a commitment to refinance the mortgage encumbering Queens Center. The new loan will be $600 million ($306 million at the Company's pro-rata share) at a fixed rate of 3.487% for twelve years, with interest only payments for the entire loan term.

(j)
On October 3, 2012, the Company acquired the additional 75% interest in FlatIron Crossing that it did not own. Concurrent with the purchase of the partnership interest, the Company assumed the remaining 75% interest in the loan.

QuickLinks

  Exhibit 99.2
The Macerich Company Supplemental Financial and Operating Information Table of Contents
The Macerich Company Supplemental Financial and Operating Information Overview
The Macerich Company Supplemental Financial and Operating Information (unaudited) Capital Information and Market Capitalization
The Macerich Company Supplemental Financial and Operating Information (unaudited) Changes in Total Common and Equivalent Shares/Units
The Macerich Company Supplemental Financial and Operating Information (unaudited) Supplemental Funds from Operations ("FFO") Information(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Capital Expenditures
The Macerich Company Supplemental Financial and Operating Information (unaudited) Sales Per Square Foot(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Occupancy(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Average Base Rent Per Square Foot(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Cost of Occupancy
The Macerich Company Property Listing September 30, 2012
The Macerich Company Supplemental Financial and Operating Information Consolidated Balance Sheets (unaudited) (Dollars in thousands, except share data)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Debt Summary (at Company's pro rata share)
The Macerich Company Supplemental Financial and Operating Information (Unaudited) Outstanding Debt by Maturity Date